EAGLE POINT
CREDIT COMPANY

SEPTEMBER 30, 2023 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE: ECC

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company, as described in the prospectus. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2023. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. The Company does not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $999,362,878)	$845,799,303
Cash and cash equivalents	25,669,321
Interest receivable	33,534,352
Receivable for securities sold	15,054,918
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	1,373,064
Excise tax refund receivable	727,015
Prepaid expenses	399,464
Total Assets	922,557,437

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $32,423,800) (Note 7)	30,154,134
5.375% Unsecured Notes due 2029, at fair value under the fair value option (aggregate principal amount of $93,250,000) (Note 7)	79,216,248
6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	39,665,340

6.50% Series C Term Preferred Stock due 2031 (Note 6):
6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (2,172,553 shares outstanding)	46,340,555
Unamortized share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	79,760
6.50% Series C Term Preferred Stock due 2031, at fair value, plus associated unamortized share issuance premium	46,420,315

Payable for securities purchased	17,994,136
Incentive fee payable	6,960,897
Management fee payable	3,145,722
Professional fees payable	662,123
Administration fees payable	183,656
Directors' fees payable	99,375
Due to affiliates	18,485
Tax expense payable	15,000
Unfunded loan commitments, at fair value (Note 9)	4,447
Other expenses payable	82,392
Total Liabilities	224,622,270

TEMPORARY EQUITY
6.75% Series D Preferred Stock (1,110,993 shares outstanding) (Note 6)	26,550,474

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common stock, $0.001 par value, 100,000,000 shares authorized, 71,990,607 shares issued and outstanding	$671,384,693

NET ASSETS consist of:
Paid-in capital (Note 5)	$891,731,191
Aggregate distributable earnings (losses)	(220,214,931)
Accumulated other comprehensive income (loss)	(131,567)
Total Net Assets	$671,384,693
Net asset value per share of common stock	$9.33

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value ⁽⁴⁾
CLO Debt ⁽⁵⁾
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E, 13.36% (3M SOFR + 8.05%, due 10/15/2037)	09/23/22	$1,057,250	$959,350	$1,049,215	0.16%
1988 CLO 2 Ltd.	Secured Note - Class E, 13.09% (3M SOFR + 8.27%, due 04/15/2038)	02/08/23	1,714,550	1,599,063	1,714,893	0.26%
AGL CLO 13 Ltd.	Secured Note - Class E, 12.09% (3M SOFR + 6.76%, due 10/20/2034)	06/14/23	2,500,000	2,223,621	2,398,500	0.36%
AGL CLO 5 Ltd.	Secured Note - Class E-R, 12.04% (3M SOFR + 6.71%, due 07/20/2034)	08/22/23	10,050,000	9,566,553	9,531,420	1.42%
Allegany Park CLO, Ltd.	Secured Note - Class ER, 11.73% (3M SOFR + 6.40%, due 01/20/2035)	06/28/23	6,000,000	5,410,079	5,634,600	0.84%
AMMC CLO 24, Limited	Secured Note - Class E, 12.16% (3M SOFR + 6.83%, due 01/20/2035)	08/01/23	1,000,000	939,319	940,900	0.14%
Ares XXXVII CLO Ltd.	Secured Note - Class DR, 11.72% (3M SOFR + 6.41%, due 10/15/2030)	09/12/23	1,450,000	1,324,070	1,323,705	0.20%
Assurant CLO I Ltd.	Secured Note - Class ER, 12.79% (3M SOFR + 7.46%, due 10/20/2034)	09/19/23	2,000,000	1,840,395	1,826,400	0.27%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class ER, 12.70% (3M SOFR + 7.36%, due 10/21/2034)	06/06/23	5,800,000	5,034,949	5,392,260	0.80%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 12.07% (3M SOFR + 6.76%, due 04/18/2034)	06/08/23	5,600,000	4,991,761	5,192,880	0.77%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R, 12.29% (3M SOFR + 6.96%, due 04/20/2031)	06/06/23	4,500,000	3,989,499	4,349,250	0.65%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.32% (3M SOFR + 7.00%, due 04/15/2035)	03/18/22	4,450,000	4,110,466	3,975,185	0.59%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 13.15% (3M SOFR + 7.84%, due 07/15/2035)	06/21/22	1,080,000	1,069,823	1,054,188	0.16%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.03% (3M SOFR + 6.72%, due 07/15/2034)	06/27/23	1,500,000	1,204,081	1,237,500	0.18%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.57% (3M SOFR + 6.26%, due 04/15/2034)	02/02/21	1,250,000	1,239,643	1,175,750	0.18%
Carlyle US CLO 2021-5, Ltd.	Secured Note - Class E, 11.84% (3M SOFR + 6.51%, due 07/20/2034)	08/18/23	1,675,000	1,604,414	1,594,098	0.24%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D, 8.71% (3M SOFR + 3.40%, due 04/15/2035)	03/15/22	850,000	848,725	814,130	0.12%
CarVal CLO II Ltd.	Secured Note - Class E-R, 12.16% (3M SOFR + 6.83%, due 04/20/2032)	09/06/23	2,350,000	2,231,460	2,214,170	0.33%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.38% (3M SOFR + 7.06%, due 04/19/2029)	02/23/18	2,450,000	2,406,201	1,916,390	0.29%
CIFC Funding 2017-III, Ltd.	Secured Note - Class D, 11.59% (3M SOFR + 6.26%, due 07/20/2030)	09/18/23	2,000,000	1,859,141	1,845,800	0.27%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E, 11.71% (3M SOFR + 6.40%, due 04/17/2035)	01/27/22	1,700,000	1,700,000	1,636,590	0.24%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 13.07% (3M SOFR + 7.76%, due 01/15/2031)	11/28/17	1,095,000	1,060,823	851,472	0.13%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 12.17% (3M SOFR + 6.86%, due 04/15/2034)	05/30/23	3,200,000	2,768,876	2,892,160	0.43%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R, 11.41% (3M LIBOR + 5.84%, due 01/16/2026)	01/18/18	2,945,530	-	295	0.00%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 7.39% (3M SOFR + 2.06%, due 07/21/2031)	10/21/21	10,955,000	10,923,458	10,789,580	1.61%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.84% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾	05/17/18	839,857	808,267	114,556	0.02%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class C, 8.32% (3M SOFR + 3.01%, due 07/18/2031)	03/13/23	1,800,000	1,622,339	1,734,300	0.26%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class D, 10.72% (3M SOFR + 5.41%, due 07/18/2031)	06/21/23	550,000	467,326	506,110	0.08%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.96% (3M SOFR + 7.65%, due 04/15/2034)	09/07/23	3,900,000	3,655,396	3,650,400	0.54%
KKR CLO 24 Ltd.	Secured Note - Class E, 11.97% (3M SOFR + 6.64%, due 04/20/2032)	06/22/23	1,400,000	1,246,883	1,311,660	0.20%
KKR CLO 28 Ltd.	Secured Note - Class E, 12.17% (3M LIBOR + 6.76%, due 03/15/2031)	07/13/23	550,000	510,172	531,025	0.08%
Marathon CLO VII Ltd.	Secured Note - Class D, 11.03% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾	02/08/18	3,217,083	1,129,880	1,879,742	0.28%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 12.01% (3M SOFR + 6.70%, due 10/18/2031)	08/14/18	4,150,000	4,091,685	2,701,650	0.40%
Marathon CLO XI Ltd.	Secured Note - Class D, 11.09% (3M SOFR + 5.76%, due 04/20/2031)	02/06/18	1,650,000	1,650,000	1,126,125	0.17%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class ER, 12.09% (3M SOFR + 6.76%, due 04/20/2031)	06/08/23	2,000,000	1,810,942	1,898,200	0.28%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class ER, 11.82% (3M SOFR + 6.51%, due 10/16/2033)	07/27/23	1,000,000	937,270	948,000	0.14%
Octagon 59, Ltd.	Secured Note - Class E, 12.96% (3M SOFR + 7.60%, due 05/15/2035)	06/12/23	3,375,000	3,105,168	3,164,400	0.47%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class DRR, 12.63% (3M SOFR + 7.26%, due 02/14/2031)	06/06/23	825,000	698,297	763,373	0.11%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.42% (3M SOFR + 8.11%, due 07/15/2030)	07/05/18	900,000	855,964	627,660	0.09%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 12.21% (3M SOFR + 6.86%, due 10/25/2032)	06/26/23	3,325,000	3,012,605	3,100,230	0.46%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.32% (3M SOFR + 7.01%, due 10/15/2034)	08/27/21	762,500	762,500	637,298	0.09%
OZLM XXII, Ltd.	Secured Note - Class D, 10.87% (3M SOFR + 5.56%, due 01/17/2031)	02/05/18	900,000	897,897	741,960	0.11%
Regatta X Funding Ltd.	Secured Note - Class D, 8.32% (3M SOFR + 3.01%, due 01/17/2031)	06/02/22	1,850,000	1,781,383	1,782,845	0.27%
RR 3 Ltd.	Secured Note - Class C-R2, 8.07% (3M SOFR + 2.76%, due 01/15/2030)	10/27/21	875,000	867,281	837,200	0.12%
RR 4 Ltd.	Secured Note - Class D, 11.42% (3M SOFR + 6.11%, due 04/15/2030)	08/04/23	8,750,000	7,977,889	7,998,375	1.19%
RR 6 Ltd.	Secured Note - Class DR, 11.42% (3M SOFR + 6.11%, due 04/15/2036)	06/26/23	2,875,000	2,486,364	2,642,125	0.39%
Signal Peak CLO 5, Ltd.	Secured Note - Class D, 8.26% (3M SOFR + 2.91%, due 04/25/2031)	10/28/21	2,300,000	2,282,237	2,216,280	0.33%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.58% (3M SOFR + 7.27%, due 04/15/2032)	03/22/19	3,091,000	2,977,444	2,597,058	0.39%
TICP CLO VII, Ltd.	Secured Note - Class ER, 12.62% (3M SOFR + 7.31%, due 04/15/2033)	09/06/23	3,400,000	3,274,376	3,263,660	0.49%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.00%, due 01/15/2035)	02/04/22	1,912,500	1,805,111	1,689,120	0.25%
				121,620,446	119,814,683	17.85%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
1988 CLO 1 Ltd.	Income Note (effective yield 9.47%, maturity 10/15/2037) ⁽¹⁰⁾	09/23/22	7,876,000	5,794,652	5,022,500	0.75%
1988 CLO 2 Ltd.	Income Note (effective yield 7.70%, maturity 04/15/2038) ⁽¹⁰⁾	02/08/23	9,334,000	7,107,934	6,347,022	0.95%
1988 CLO 3 Ltd.	Income Note (effective yield 10.80%, maturity 10/15/2038) ⁽¹⁰⁾	09/12/23	9,267,000	7,099,398	7,099,398	1.06%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 15.50%, maturity 10/25/2038)	09/04/20	9,250,000	6,854,009	4,439,482	0.66%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 13.42%, maturity 07/27/2039)	05/25/21	1,200,000	1,123,556	766,514	0.11%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 14.69%, maturity 04/17/2033)	09/16/20	18,075,000	7,195,179	5,037,144	0.75%
Ares XLI CLO Ltd.	Income Note (effective yield 13.67%, maturity 04/15/2034) ⁽¹⁰⁾	11/29/16	29,388,000	14,787,214	10,803,912	1.61%
Ares XLIII CLO Ltd.	Income Note (effective yield 11.21%, maturity 10/15/2029) ⁽¹⁰⁾	04/04/17	30,850,000	15,735,708	10,490,512	1.56%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 11.21%, maturity 10/15/2029)	11/10/21	1,505,000	708,991	452,480	0.07%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 11.57%, maturity 04/15/2034)	10/06/21	10,000,000	4,003,137	2,906,448	0.43%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 9.63%, maturity 04/15/2030)	10/22/20	8,500,000	3,873,192	2,389,129	0.36%
Ares LI CLO Ltd.	Income Note (effective yield 14.61%, maturity 07/15/2034) ⁽¹⁰⁾	01/25/19	13,353,849	8,767,605	6,477,380	0.96%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 15.16%, maturity 01/15/2035)	08/17/21	6,175,000	4,395,893	3,484,074	0.52%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 19.47%, maturity 04/15/2035)	01/26/23	15,875,000	12,440,793	11,430,606	1.70%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 16.62%, maturity 04/18/2034)	04/29/21	9,100,000	7,075,438	5,495,774	0.82%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 27.70%, maturity 01/22/2035)	09/05/23	5,050,000	3,162,563	3,283,903	0.49%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 25.07%, maturity 10/25/2034) ⁽¹⁰⁾	09/24/21	1,500,000	1,055,569	964,606	0.14%
Barings CLO Ltd. 2018-I	Income Note (effective yield 4.21%, maturity 04/15/2031) ⁽¹⁰⁾	02/23/18	20,808,000	10,351,840	6,194,637	0.92%
Barings CLO Ltd. 2019-I	Income Note (effective yield 18.87%, maturity 04/15/2035) ⁽¹⁰⁾	02/12/19	13,085,000	9,029,738	8,034,649	1.20%
Barings CLO Ltd. 2019-II	Income Note (effective yield 16.53%, maturity 04/15/2036) ⁽¹⁰⁾	03/15/19	16,150,000	10,153,757	8,659,784	1.29%
Barings CLO Ltd. 2020-I	Income Note (effective yield 33.76%, maturity 10/15/2036) ⁽¹⁰⁾	09/04/20	5,550,000	2,814,296	3,751,868	0.56%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 20.57%, maturity 07/15/2034)	09/07/22	9,250,000	6,941,858	6,750,524	1.01%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 15.76%, maturity 01/18/2035)	11/17/21	2,000,000	1,529,449	1,233,954	0.18%
Barings CLO Ltd. 2022-I	Income Note (effective yield 23.13%, maturity 04/15/2035) ⁽¹⁰⁾	03/18/22	7,500,000	5,777,939	5,720,207	0.85%
Barings CLO Ltd. 2022-II	Income Note (effective yield 34.28%, maturity 07/15/2072) ⁽¹⁰⁾	06/21/22	10,800,000	4,065,747	5,590,214	0.83%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 13.51%, maturity 04/20/2034)	08/17/21	4,750,000	3,937,790	3,225,321	0.48%
Battalion CLO IX Ltd.	Income Note (effective yield 5.66%, maturity 07/15/2031) ⁽¹⁰⁾	07/09/15	18,734,935	9,404,847	6,160,088	0.92%
Battalion CLO 18 Ltd.	Income Note (effective yield 34.54%, maturity 10/15/2036) ⁽¹⁰⁾	08/25/20	8,400,000	4,529,900	5,153,960	0.77%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Battalion CLO XIX Ltd.	Income Note (effective yield 27.33%, maturity 04/15/2034) ⁽¹⁰⁾	03/11/21	$8,600,000	$4,838,824	$4,758,585	0.71%
Battalion CLO XXIII Ltd.	Income Note (effective yield 24.65%, maturity 07/15/2036) ⁽¹⁰⁾	05/19/22	8,800,000	6,357,110	5,314,380	0.79%
BBAM European CLO II DAC	Subordinated Note (effective yield 28.21%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	11/05/21	1,000,000	1,170,803	1,076,811	0.16%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.22%, maturity 07/15/2035) ⁽¹⁰⁾	07/13/22	12,875,000	10,599,457	10,541,790	1.57%
Bethpage Park CLO, Ltd.	Income Note (effective yield 14.75%, maturity 10/15/2036) ⁽¹⁰⁾	09/24/21	14,750,000	9,244,521	7,900,157	1.18%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽¹¹⁾	10/21/14	23,000,000	5,897,833	1,380,000	0.21%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 23.35%, maturity 07/30/2030)	03/26/20	5,550,000	1,043,805	739,120	0.11%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 11.65%, maturity 10/20/2031)	02/24/21	6,340,000	3,936,571	2,512,924	0.37%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 30.72%, maturity 04/20/2034)	06/16/20	7,375,000	3,929,639	4,050,763	0.60%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 27.85%, maturity 07/15/2036)	06/23/20	6,525,000	3,860,815	3,636,676	0.54%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	11/01/16	34,250,000	14,385,513	6,917,567	1.03%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 1.00%, maturity 07/15/2031)	06/02/16	10,800,000	2,669,972	1,701,219	0.25%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽¹¹⁾	10/13/17	9,000,000	4,076,947	2,070,000	0.31%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 3.96%, maturity 04/20/2031)	03/23/21	4,730,000	2,143,452	1,213,317	0.18%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 10.47%, maturity 01/20/2031)	02/18/21	6,625,000	4,147,182	2,898,960	0.43%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 22.09%, maturity 04/15/2035) ⁽¹⁰⁾	04/13/21	7,005,000	5,271,370	5,099,971	0.76%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 23.74%, maturity 04/15/2034) ⁽¹⁰⁾	02/02/21	13,425,000	7,216,431	7,310,749	1.09%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 16.23%, maturity 04/20/2034)	11/17/21	11,475,000	9,751,351	8,542,140	1.27%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 20.27%, maturity 10/15/2035) ⁽¹⁰⁾	08/11/21	10,400,000	7,377,086	6,959,432	1.04%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 22.39%, maturity 04/15/2035) ⁽¹⁰⁾	03/15/22	8,150,000	5,913,980	5,863,852	0.87%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 12.37%, maturity 10/15/2036) ⁽¹⁰⁾	07/06/23	9,400,000	7,267,027	6,540,468	0.97%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 4.94%, maturity 10/18/2030) ⁽¹⁰⁾	06/06/14	17,265,625	4,039,087	2,643,617	0.39%
CIFC Funding 2014, Ltd.	Income Note (effective yield 4.28%, maturity 01/18/2031) ⁽¹⁰⁾	06/06/14	16,033,750	4,537,827	2,885,252	0.43%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 5.31%, maturity 10/22/2031)	02/17/15	19,725,000	6,098,762	3,884,883	0.58%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 15.35%, maturity 01/17/2035)	08/05/14	8,457,500	3,297,523	2,511,456	0.37%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/23/15	9,724,324	2,199,255	1,099,851	0.16%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 20.44%, maturity 10/16/2034)	04/18/19	2,875,000	2,126,270	2,133,854	0.32%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 18.28%, maturity 10/15/2036) ⁽¹⁰⁾	06/07/19	14,000,000	10,158,582	9,327,405	1.39%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.60%, maturity 01/15/2035)	02/07/23	12,975,000	9,560,374	9,566,252	1.42%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 33.82%, maturity 07/15/2032) ⁽¹⁰⁾	06/12/20	9,400,000	5,019,431	6,552,582	0.98%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 22.11%, maturity 10/20/2034)	02/07/23	5,500,000	4,105,600	4,344,992	0.65%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 22.23%, maturity 01/15/2034) ⁽¹⁰⁾	12/11/20	7,900,000	5,632,248	5,599,904	0.83%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 21.07%, maturity 07/15/2036) ⁽¹⁰⁾	04/23/21	17,275,000	10,305,793	10,220,333	1.52%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 20.11%, maturity 10/15/2034) ⁽¹⁰⁾	09/22/21	12,200,000	9,144,013	8,362,597	1.25%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 20.72%, maturity 04/17/2037) ⁽¹⁰⁾	01/27/22	12,950,000	10,203,287	10,230,839	1.52%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 16.23%, maturity 07/16/2035) ⁽¹⁰⁾	08/01/22	10,700,000	8,573,324	7,648,608	1.14%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 20.80%, maturity 10/15/2037) ⁽¹⁰⁾	09/14/23	11,550,000	9,240,446	9,240,446	1.38%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	8,333,967	1,590,411	0.24%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030) ⁽¹⁰⁾ ⁽¹¹⁾	08/10/17	7,700,000	3,911,273	2,317,849	0.35%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽¹¹⁾	11/28/17	7,684,999	3,096,496	1,613,850	0.24%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 10.34%, maturity 04/18/2031)	05/11/20	9,600,000	3,328,537	2,140,937	0.32%
Dryden 68 CLO, Ltd.	Income Note (effective yield 15.86%, maturity 07/15/2049) ⁽¹⁰⁾	05/30/19	14,080,000	9,231,423	6,677,753	0.99%
Dryden 85 CLO, Ltd.	Income Note (effective yield 25.51%, maturity 10/15/2049) ⁽¹⁰⁾	09/17/20	8,610,000	6,199,822	5,989,577	0.89%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 13.58%, maturity 07/20/2034) ⁽¹²⁾	04/23/21	600,000	566,264	342,648	0.05%
Dryden 94 CLO, Ltd.	Income Note (effective yield 23.41%, maturity 07/15/2037) ⁽¹⁰⁾	04/28/22	12,200,000	8,823,659	8,325,972	1.24%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 22.82%, maturity 04/20/2035)	02/15/23	8,100,000	6,266,892	5,834,420	0.87%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 5.87%, maturity 01/20/2030)	06/05/20	6,372,500	1,764,320	1,060,608	0.16%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 20.86%, maturity 10/15/2034)	08/08/23	6,500,000	4,883,125	4,743,989	0.71%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 22.52%, maturity 01/15/2035)	09/16/22	11,175,000	7,915,421	8,146,525	1.21%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 22.23%, maturity 04/20/2035)	06/06/23	7,000,000	5,137,303	5,672,513	0.84%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 20.28%, maturity 07/17/2035)	04/25/23	6,550,000	4,934,911	5,376,664	0.80%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 25.92%, maturity 10/20/2034)	04/27/22	11,250,000	8,597,205	9,612,920	1.43%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 21.95%, maturity 04/17/2030)	03/26/21	7,520,000	4,179,313	3,521,302	0.52%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	09/29/17	1,100,000	399,175	110	0.00%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 27.24%, maturity 01/21/2035)	04/27/23	4,547,500	2,725,098	3,097,965	0.46%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 22.06%, maturity 10/15/2034)	05/03/22	6,000,000	4,599,633	4,542,462	0.68%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 21.41%, maturity 04/15/2033) ⁽¹⁰⁾	03/08/19	14,550,000	9,427,226	6,334,854	0.94%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 28.48%, maturity 10/15/2049)	08/22/16	6,462,500	3,640,788	3,538,979	0.53%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 22.68%, maturity 01/15/2033)	10/30/18	6,327,082	3,746,108	3,315,018	0.49%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 26.58%, maturity 04/25/2032)	09/27/22	8,300,000	5,068,396	5,087,870	0.76%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 22.95%, maturity 02/28/2047)	06/02/16	16,550,000	5,339,568	4,699,041	0.70%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 21.74%, maturity 01/23/2048)	11/16/18	8,744,821	4,844,751	4,363,717	0.65%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 22.79%, maturity 01/19/2034)	04/29/21	2,000,000	1,612,825	1,672,388	0.25%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 20.60%, maturity 07/17/2033)	07/27/23	5,600,000	4,235,000	4,289,350	0.64%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽¹¹⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽¹¹⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽¹¹⁾	06/16/15	16,333,000	7,343,630	1,143,310	0.17%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽¹¹⁾	08/09/17	2,550,000	229,500	153,000	0.02%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽¹¹⁾	02/06/18	2,075,000	1,168,387	290,500	0.04%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽¹¹⁾	09/06/18	4,500,000	2,251,667	540,000	0.08%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 21.17%, maturity 04/20/2033) ⁽¹²⁾	05/26/21	1,500,000	1,319,299	1,034,242	0.15%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	20,572,125	5,138,350	325,124	0.05%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 5.12%, maturity 07/15/2030) ⁽¹⁰⁾	03/23/16	13,750,000	3,987,250	2,320,469	0.35%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 8.06%, maturity 07/15/2030) ⁽¹⁰⁾	05/25/16	11,804,048	3,747,948	2,330,086	0.35%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 10.73%, maturity 01/24/2033)	05/05/21	9,875,000	6,258,201	4,126,231	0.61%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 4.31%, maturity 07/25/2030)	05/25/21	1,550,000	866,181	489,258	0.07%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 15.45%, maturity 07/20/2034) ⁽¹⁰⁾	06/19/19	13,500,000	8,987,239	6,436,771	0.96%
Octagon Investment Partners 45, Ltd.	Income Note (effective yield 25.25%, maturity 04/15/2035)	07/27/23	18,155,000	11,437,650	10,825,576	1.61%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 33.93%, maturity 07/15/2036) ⁽¹⁰⁾	06/26/20	10,650,000	4,740,705	5,004,173	0.75%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 18.67%, maturity 10/20/2034)	03/25/22	10,000,000	7,923,538	6,627,928	0.99%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 26.98%, maturity 01/16/2035) ⁽¹⁰⁾	10/06/20	9,250,000	5,199,935	5,007,933	0.75%
Octagon 51, Ltd.	Income B Note (effective yield 17.49%, maturity 07/20/2034)	04/16/21	10,350,000	8,081,289	7,501,415	1.12%
Octagon 55, Ltd.	Subordinated Note (effective yield 14.38%, maturity 07/20/2034)	02/11/22	8,700,000	6,614,255	4,868,331	0.73%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Octagon 58, Ltd.	Income Note (effective yield 22.01%, maturity 07/15/2037) ⁽¹⁰⁾	04/21/22	$14,900,000	$10,676,675	$10,676,341	1.59%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	3,366,049	632,368	0.09%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 12.36%, maturity 12/20/2028)	10/01/21	6,450,000	2,781,907	1,926,101	0.29%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 52.02%, maturity 06/20/2034)	10/01/21	10,126,500	19,140	23,403	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 100.99%, maturity 06/20/2034)	10/01/21	10,126,500	113,502	210,425	0.03%
Regatta XX Funding Ltd.	Income Note (effective yield 19.27%, maturity 10/15/2034) ⁽¹⁰⁾	08/04/21	11,000,000	7,279,784	7,054,831	1.05%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 17.05%, maturity 10/20/2034)	06/10/22	9,000,000	6,501,935	6,274,941	0.93%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 20.69%, maturity 07/20/2035)	06/20/23	3,000,000	2,146,821	2,438,866	0.36%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 19.15%, maturity 01/20/2035)	02/14/23	4,300,000	2,786,807	2,826,018	0.42%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 22.51%, maturity 04/20/2034)	06/14/21	10,300,000	7,302,797	5,984,742	0.89%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 17.33%, maturity 10/20/2034)	04/22/22	26,264,625	20,506,987	14,839,259	2.21%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 23.09%, maturity 01/20/2035)	07/27/23	3,600,000	2,560,500	2,681,534	0.40%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽¹⁰⁾ ⁽¹¹⁾	03/28/18	11,370,000	5,263,092	2,102,356	0.31%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 10.63%, maturity 04/15/2049) ⁽¹⁰⁾	03/22/19	8,500,000	5,436,091	2,863,667	0.43%
Taconic Park CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2029) ⁽⁹⁾	01/14/22	10,700,000	66,436	107,000	0.02%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 20.61%, maturity 04/20/2035)	09/07/23	2,000,000	1,505,000	1,525,247	0.23%
Venture 41 CLO, Limited	Subordinated Note (effective yield 24.54%, maturity 01/20/2034)	11/30/21	3,325,000	2,451,987	2,019,513	0.30%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 21.39%, maturity 07/15/2034)	09/20/23	10,275,000	7,192,500	7,161,879	1.07%
Wellman Park CLO, Ltd.	Class M-1 Notes (effective yield 19.45%, maturity 07/15/2034)	09/20/23	10,275,000	102,750	80,525	0.01%
Wellman Park CLO, Ltd.	Class M-2 Notes (effective yield 15.49%, maturity 07/15/2034)	09/20/23	10,275,000	256,875	188,015	0.03%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 17.67%, maturity 01/20/2035)	05/03/22	10,560,000	8,352,543	7,647,521	1.14%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	11,597,500	4,086,409	1,321,900	0.20%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	05/05/16	9,681,764	2,746,491	968,176	0.14%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽¹¹⁾	12/17/14	11,000,000	4,147,085	1,870,000	0.28%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 17.48%, maturity 04/18/2036) ⁽¹⁰⁾	02/02/17	17,700,000	10,213,399	7,547,240	1.12%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 15.76%, maturity 04/15/2035) ⁽¹⁰⁾	08/09/17	23,940,000	14,716,573	10,618,558	1.58%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 11.71%, maturity 07/15/2030) ⁽¹⁰⁾	06/22/18	15,750,000	9,266,859	5,796,292	0.86%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 25.75%, maturity 01/15/2035) ⁽¹⁰⁾	09/20/19	13,470,000	8,323,841	7,890,795	1.18%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 27.84%, maturity 07/20/2035) ⁽¹⁰⁾	06/03/22	8,950,000	6,312,478	5,945,679	0.89%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽¹⁰⁾ ⁽¹¹⁾	04/08/15	16,871,644	6,460,267	1,666,410	0.25%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽¹¹⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/03/17	11,600,000	-	30,157	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽¹¹⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 8, Limited	Subordinated Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹¹⁾	10/11/18	750,000	75	75	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽¹¹⁾	10/29/18	3,015,000	1,635,162	431,406	0.06%
				787,987,596	636,954,135	94.84%
Loan Accumulation Facilities ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/22/21	5,829,000	5,829,000	5,809,928	0.87%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/13/22	4,817,500	4,817,500	4,801,903	0.72%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/06/22	1,372,500	1,372,500	1,389,631	0.21%
Steamboat XLIV Ltd.	Loan Accumulation Facility	03/21/23	4,172,500	4,172,500	4,156,098	0.62%
Steamboat XLV Ltd.	Loan Accumulation Facility	03/14/23	2,735,000	2,735,000	2,740,392	0.41%
				18,926,500	18,897,952	2.83%
Asset Backed Securities ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 13.96% (1M EURIBOR + 10.50%, due 07/14/2026) ⁽¹²⁾	07/13/23	7,103,571	7,820,422	7,518,512	1.12%
FCT Alma 2022	Mezzanine Notes, 12.50% (due 08/04/2025) ⁽¹²⁾	08/02/23	14,700,000	15,959,729	15,541,574	2.31%
				23,780,151	23,060,086	3.43%
Bank Debt Term Loan ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 10.77% (3M LIBOR + 5.50%, due 11/20/2025)	03/02/21	502,328	488,383	181,677	0.03%

CFO Debt ⁽⁵⁾ ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹⁴⁾	07/13/23	729,304	708,193	727,809	0.11%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹⁴⁾	07/13/23	333,947	324,281	333,096	0.05%
				1,032,474	1,060,905	0.16%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽¹⁴⁾	07/13/23	761,278	761,278	814,195	0.12%

Common Stock
Financial Services
Delta Financial Holdings LLC	Common Units ⁽⁷⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁷⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock	08/12/22	589	-	8,835	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁴⁾	01/30/23	1,713,940	1,713,940	1,954,992	0.29%

Leisure
All Day Holdings LLC	Common Stock	08/19/22	560	-	8	0.00%

Oil & Gas
McDermott International Ltd	Common Stock	12/31/20	243,875	126,820	45,117	0.01%
				1,841,925	2,009,535	0.30%
Corporate Bonds ⁽⁵⁾
Financial Services
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽¹⁴⁾	07/19/23	2,926,903	2,926,903	2,928,366	0.44%
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽¹⁴⁾	01/30/23	3,999,194	3,999,194	3,999,194	0.60%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien, 11.75% (due 04/15/2026)	06/15/21	533,000	547,139	553,894	0.08%
				7,473,236	7,481,454	1.12%
Preferred Stock
Financial Services
Delta Financial Holdings LLC	Preferred Units	07/19/23	252	251,801	251,894	0.04%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Regulatory Capital Relief Securities ⁽⁵⁾ ⁽⁷⁾
Structured Finance
AASFL 2022-1	Credit Linked Note - Class B, 16.37% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽¹²⁾	11/22/22	$3,100,000	$3,192,845	$3,280,752	0.49%
Autonoria Spain 2022 FT	Note - Class G, 15.87% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽¹²⁾	09/14/22	2,352,040	2,346,983	2,519,866	0.38%
BNP Paribas	Marianne Credit Linked Note, 13.44% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽¹²⁾	09/22/23	1,200,000	1,277,580	1,268,700	0.19%
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.50% (3M CDOR + 13.00%, due 02/20/2028) ⁽¹⁵⁾	11/30/22	4,550,000	3,382,020	3,343,783	0.50%
CRAFT 2022-1A	Credit Linked Note, 17.05% (CD SOFR + 12.00%, due 04/21/2032)	10/26/22	4,300,000	4,300,000	4,403,200	0.66%
FCT Junon 2023-1	Class A Notes, 13.69% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽¹²⁾	09/26/23	4,800,000	5,074,320	5,074,800	0.76%
LOFT 2022-1A	Note - Class C, 24.17% (CD SOFR + 19.00%, due 02/28/2032)	08/22/22	1,700,000	1,700,000	1,726,350	0.26%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 15.37% (CD SOFR + 10.25%, due 11/10/2027)	10/12/22	3,800,000	3,800,000	3,751,286	0.56%
PXL 2022-1	Junior Credit Linked Note, 16.85% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽¹²⁾	12/16/22	3,800,000	4,025,340	4,017,550	0.60%
Standard Chartered 7	Note - Class B, 16.05% (CD SOFR + 11.00%, due 04/25/2031)	10/07/22	6,100,000	6,100,000	5,886,500	0.88%
				35,199,088	35,272,787	5.28%
Warrants
Oil & Gas
Greenfire Resources Ltd	Warrant	09/27/23	2,008	-	-	0.00%
Total investments at fair value as of September 30, 2023				$999,362,878	$845,799,303	126.00%

Liabilities at fair value ⁽¹⁶⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(30,154,134)	-4.49%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(79,216,248)	-11.80%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(39,665,340)	-5.91%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,420,689)	(46,340,555)	-6.90%
Total liabiltities at fair value as of September 30, 2023				$(224,944,489)	$(195,376,277)	-29.10%

Net assets above (below) fair value of investments and liabilities at fair value					20,961,667

Net assets as of September 30, 2023					$671,384,693

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	CLO debt, asset backed securities, bank debt term loan, CFO debt, corporate bond, regulatory capital relief security investments reflect interest rates as of the reporting date.
(6)	As of September 30, 2023, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(8)	CLO equity and CFO subordinated notes are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.29%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.29%.
(9)	As of September 30, 2023 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment principal amount is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	This investment has an unfunded commitment as of September 30, 2023.
(15)	Investment principal amount is denominated in CAD.
(16)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
CAD	Canadian Dollar
CD	Compounded Daily
CDOR	Canadian Dollar Offered Rate
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the nine months ended September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$94,311,642
Other income	5,314,213
Dividend income	56,573
Total Investment Income	99,682,428

EXPENSES
Incentive fee	15,381,725
Interest expense	10,223,835
Management fee	8,425,410
Professional fees	1,354,269
Administration fees	896,367
Directors' fees	298,125
Tax expense (1)	(638,595)
Other expenses	827,530
Total Expenses	36,768,666

NET INVESTMENT INCOME	62,913,762

6.75% Series D Preferred Stock distributions (Note 2)	(1,386,864)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(16,598,371)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	40,414,084
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,454,479
NET REALIZED AND UNREALIZED GAIN (LOSS)	28,270,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,797,090

(1) Tax expense includes $713,645 of excise tax refund related to 2021 and 2022 tax years, net of $75,050 of Delaware franchise tax.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the nine months ended September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,797,090

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,643,182)
Total Other Comprehensive Income (Loss)	(4,643,182)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$85,153,908

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2023	September 30, 2022
INVESTMENT INCOME
Interest income	$94,311,642	$80,436,550
Other income	5,314,213	5,481,293
Dividend income	56,573	-
Total Investment Income	99,682,428	85,917,843

EXPENSES
Incentive fee	15,381,725	12,049,308
Interest expense	10,223,835	10,720,599
Management fee	8,425,410	7,306,340
Professional fees	1,354,269	1,151,999
Administration fees	896,367	830,972
Directors' fees	298,125	298,125
Tax expense (1)	(638,595)	75,677
Commission expense	-	3,078,132
Other expenses	827,530	846,132
Total Expenses	36,768,666	36,357,284

Incentive fee voluntarily waived by the Adviser (Note 4)	-	(302,087)

Net Expenses	36,768,666	36,055,197

NET INVESTMENT INCOME	62,913,762	49,862,646

6.75% Series D Preferred Stock distributions (Note 2)	(1,386,864)	(1,363,328)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(16,598,371)	5,049,475
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	-	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	40,414,084	(170,105,984)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,454,479	5,660,261
NET REALIZED AND UNREALIZED GAIN (LOSS)	28,270,192	(160,906,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,797,090	$(112,407,366)

(1) Tax expense includes $713,645 of excise tax refund related to 2021 and 2022 tax years, net of $75,050 of Delaware franchise tax.

Note: The above Consolidated Statements of Operations represents the nine months ended September 30, 2023, and the nine months ended September 30, 2022 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2023	June 30, 2023	September 30, 2023
INVESTMENT INCOME
Interest income	$34,271,431	$60,040,211	$94,311,642
Other income	1,701,292	3,612,921	5,314,213
Dividend income	56,573	-	56,573
Total Investment Income	36,029,296	63,653,132	99,682,428

EXPENSES
Incentive fee	5,729,140	9,652,585	15,381,725
Interest expense	3,407,474	6,816,361	10,223,835
Management fee	3,145,722	5,279,688	8,425,410
Professional fees	426,503	927,766	1,354,269
Administration fees	281,474	614,893	896,367
Directors' fees	99,375	198,750	298,125
Tax expense	(702,015)	63,420	(638,595)
Other expenses	260,300	567,230	827,530
Total Expenses	12,647,973	24,120,693	36,768,666

NET INVESTMENT INCOME	23,381,323	39,532,439	62,913,762

6.75% Series D Preferred Stock distributions (Note 2)	(464,763)	(922,101)	(1,386,864)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	582,905	(17,181,276)	(16,598,371)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	34,754,665	5,659,419	40,414,084
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,947,417	(492,938)	4,454,479
NET REALIZED AND UNREALIZED GAIN (LOSS)	40,284,987	(12,014,795)	28,270,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,201,547	$26,595,543	$89,797,090

Note: The above Consolidated Statements of Operations represents the three months ended September 30, 2023, the six months ended June 30, 2023, and the nine months ended September 30, 2023 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2023	December 31, 2022
Net increase (decrease) in net assets resulting from operations:
Net investment income	$62,913,762	$68,863,328
6.75% Series D Preferred Stock distributions (Note 2)	(1,386,864)	(1,823,567)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(16,598,371)	1,418,270
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	-	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	40,414,084	(196,938,804)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,454,479	26,355,476
Total net increase (decrease) in net assets resulting from operations	89,797,090	(103,635,733)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,643,182)	6,738,292
Total other comprehensive income (loss)	(4,643,182)	6,738,292

Common stock distributions:
Total earnings distributed	(85,063,927)	(112,391,358)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(85,063,927)	(112,391,358)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	159,067,896	196,920,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	12,961,052	9,330,075
Total capital share transactions	172,028,948	206,250,228

Total increase (decrease) in net assets	172,118,929	(3,038,571)
Net assets at beginning of period	499,265,764	502,304,335
Net assets at end of period	$671,384,693	$499,265,764

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	15,655,594	16,701,146
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	1,289,032	818,025
Total increase (decrease) in capital share activity	16,944,626	17,519,171

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the nine months ended September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$89,797,090

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(259,763,996)
Proceeds from sales of investments and repayments of principal (1)	108,123,399
Payment-in-kind interest	(74,395)
Net realized (gain) loss on investments, foreign currency and cash equivalents	16,598,371
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	(40,414,084)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(4,454,479)
Amortization (accretion) included in interest expense	(79,898)
Amortization (accretion) of premiums or discounts on debt securities	(160,192)
Changes in assets and liabilities:
Interest receivable	1,661,415
Excise tax refund receivable	(727,015)
Prepaid expenses	(162,200)
Incentive fee payable	633,171
Management fee payable	777,051
Professional fees payable	(12,877)
Administration fees payable	9,394
Directors' fees payable	(99,375)
Due to affiliates	(66,724)
Tax expense payable	(2,091,630)
Other expenses payable	44,472
Net cash provided by (used in) operating activities	(90,462,502)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of change in common stock distribution payable	(112,489,785)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	159,067,896
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	12,313,473
Issuance of 6.75% Series D Term Preferred Stock pursuant to the Company's "at the market" program	410,589
Net cash provided by (used in) financing activities	59,302,173

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(31,160,329)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(3,594)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	56,833,244

CASH AND CASH EQUIVALENTS, END OF PERIOD	$25,669,321

Supplemental disclosures:
Cash paid for interest expense	$10,303,733
Cash paid for excise tax	$2,100,000
Cash paid for 6.75% Series D Preferred Stock distributions	$1,386,864
Cash paid for franchise taxes	$80,050

(1)	Proceeds from sales or maturity of investments includes $48,399,608 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2023, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. As of September 30, 2023, Sub I, Sub II and Sub II US represent 49.3%, 3.3% and 0.6% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Computershare Trust Company, N.A. serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Joint Venture (“JV”) investments held by the Company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

In valuing the Company’s Level II and III investments, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities. Additionally, in valuing the Company’s CLO investments, the Adviser utilizes output from a third-party financial model, which contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of September 30, 2023, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of September 30, 2023:

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,110,993	$27,774,825	$(1,224,351)	$26,550,474

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, collateralized fund obligation (“CFO”) debt, corporate bonds and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the nine months ended September 30, 2023 was $3.8 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Dividend Income

Dividend income represents dividend income from the Company’s common stock investments.

Interest Expense

Interest expense includes the Company’s distributions associated with its 6.50% Series C Term Preferred Stock and interest paid associated with its Unsecured Notes.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the nine months ended September 30, 2023:

	Series C Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$2,647,805	$1,626,256	$3,759,141	$2,270,531	$10,303,733

Amortization of issuance premium	(79,898)	-	-	-	(79,898)

Total interest expense	$2,567,907	$1,626,256	$3,759,141	$2,270,531	$10,223,835

The Company’s Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of September 30, 2023.

See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to preferred stock issuances and Unsecured Notes issuances, respectively.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series C Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the term of the Series C Term Preferred Stock. Amortization of original issue premiums is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of September 30, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $25.1 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$1,028,193,635

Gross unrealized appreciation	$35,426,461
Gross unrealized depreciation	(217,820,793)
Net unrealized depreciation	$(182,394,332)

For the nine months ended September 30, 2023, the Company incurred $80,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the nine months ended September 30, 2023, the Company paid distributions on common stock with record dates during 2023 of $85.1 million or $1.38 per share. In addition, on January 24, 2023, the Company paid a special distribution on common stock to stockholders of record on December 23, 2022 of $27.4 million or $0.50 per share.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series C Term Preferred Stock of $2.6 million or approximately $1.22 per share of the Series C Term Preferred Stock.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series D Preferred Stock of $1.4 million or approximately $1.27 per share of the Series D Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2023:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Cash Equivalents	$25.1	$-	$-	$-	$25.1
Investments at Fair Value
CLO Debt	$-	$119.8	$-	$-	$119.8
CLO Equity	-	-	637.0	-	637.0
Loan Accumulation Facilities	-	-	18.9	-	18.9
Asset Backed Securities	-	-	23.1	-	23.1
Bank Debt Term Loan	-	0.2	-	-	0.2
CFO Debt	-	-	1.1	-	1.1
CFO Equity	-	-	0.8	-	0.8
Common Stock	-	0.1	0.0	2.0	2.1
Corporate Bonds	-	0.6	2.9	4.0	7.5
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	35.3	-	35.3
Warrants	-	-	-	-	-
Total Investments at Fair Value (1)	$-	$120.6	$719.2	$6.0	$845.8
Total Assets at Fair Value (1)	$25.1	$120.6	$719.2	$6.0	$870.9

Liabilities at Fair Value
Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$30.2	$-	$-	$-	$30.2
Series 2029 Notes	79.2	-	-	-	79.2
Series 2031 Notes	39.7	-	-	-	39.7
Series C Term Preferred Stock	46.3	-	-	-	46.3
Total Liabilities at Fair Value (1)	$195.4	$-	$-	$-	$195.4

(1) Amounts may not foot due to rounding.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Bank Debt Term Loans, ABS, CFO Debt, CFO Equity, Common Stock, Corporate Bonds, Preferred Stock, Regulatory Capital Relief Securities and Warrants

Bank debt term loans, ABS, CFO debt, CFO equity, common stock, corporate bonds, preferred stock, regulatory capital relief securities and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation, if available, as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date. In the absence of broker quotations, investments require the use of unobservable inputs and significant judgement to determine the fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2023:

Change in Investments Classified as Level III (in millions)
	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Debt	CFO Equity
Balance as of January 1, 2023	$551.1		$25.8		$-	$-	$-
Purchases of investments	126.3	(1)	19.7		23.8	1.1	0.8
Proceeds from sales or maturity of investments	(61.1	)(2)	(26.7	)(1)	-	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	20.7		0.1		(0.7)	-	-
Balance as of September 30, 2023 (3) (4)	$637.0		$18.9		$23.1	$1.1	$0.8
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2023	$31.1		$(0.0)		$(0.7)	$0.0	$0.1

Change in Investments Classified as Level III (in millions) (continued)
	Common Stock		Corporate Bonds		Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2023	$-		$-		$-	$29.5	$606.4
Purchases of investments	0.0		2.9		0.3	6.3	181.2
Proceeds from sales or maturity of investments	-		-		-	(0.4)	(88.2)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	-		-		-	(0.1)	19.8
Balance as of September 30, 2023 (3) (4)	$0.0		$2.9		$0.3	$35.3	$719.2
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2023	$(0.0)		$0.0		$0.0	$(0.2)	$30.3

(1)	Includes $21.7 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $48.4 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.
(4)	Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$609.8	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 9.69%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.25% - 5.45% / 3.76%
			Reinvestment Price (2)	98.00% - 99.50%
			Recovery Rate	66.84% - 70.00% / 69.53
			Expected Yield	11.34% - 83.45% / 27.38%

Asset Backed Securities	23.1	Discounted Cash Flow	Discount Rate	12.82% - 14.11% / 13.24%
CFO Equity	0.8	Discounted Cash Flow	Discount Rate (4)	45.00%
CFO Debt	1.1	Discounted Cash Flow	Discount Rate	12.28% - 15.56% / 13.30%
Corporate Bonds	2.9	Discounted Cash Flow	Discount Rate (4)	13.00%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (4)	12.00%
Regulatory Capital Relief Securities	27.2	Market Approach	Broker Quotation	96.50% - 102.40% / 99.53%
	1.7	Discounted Cash Flow	Discount Rate (4)	12.77%
Total Fair Value of Level III Investments (5)	$666.9

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3)	0% is assumed for defaulted and non-performing assets.
(4)	Range not shown as only one position is included in category.
(5)	Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent transactions and data reported by trustees. As a result, fair value assets of $41.5 million have been excluded from the preceding table. Additionally, the preceding table excludes $10.9 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) is no longer published by its administrator as of September 30, 2023. LIBOR and other inter-bank lending rates and indices have been the subject of ongoing national and international regulatory reform due to concerns around their susceptibility to manipulation. Most, but not all, LIBOR settings have transitioned to alternative near risk-free rates, including Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). Although LIBOR has ceased to be published, certain CLO securities in which the Company may invest continue to earn interest at (or, from the perspective of the Company as CLO equity investor, obtain financing at) a floating rate based on a synthetically calculated LIBOR.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment. While LIBOR has ceased to be published, the replacement rate used for such underlying loans may not be known until the interest rate is reset for the next accrual period.

Given the foregoing, the impact of LIBOR transition on the Company’s net investment income and overall portfolio returns remains uncertain.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $8.4 million for the nine months ended September 30, 2023, and has a payable balance of $3.1 million as of September 30, 2023.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $15.4 million for the nine months ended September 30, 2023, and has a payable balance of $7.0 million as of September 30, 2023.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2023, the Company was charged a total of $0.9 million in administration fees consisting of $0.6 million and $0.3 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of September 30, 2023.

Affiliated Ownership

As of September 30, 2023, the Adviser and senior investment team held an aggregate of 2.1% of the Company’s common stock and 0.1% of the Series C Term Preferred Stock. This represented 2.1% of the total outstanding voting stock of the Company as of September 30, 2023. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, respectively, as of September 30, 2023.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Company.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

5.	COMMON STOCK

As of December 31, 2022, there were 100,000,000 shares of common stock authorized, of which 55,045,981 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to $125.0 million aggregate amount of its common stock. Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to $225 million aggregate amount of its common stock (exclusive of any shares of common stock previously sold under the offering).

On June 8, 2023, the Company filed a new shelf registration with 100,000,000 shares of common stock authorized, of which 61,430,816 shares were issued and outstanding at the time of filing. As a result of the new registration, $4,368 in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched a new ATM offering to sell up to $225 million aggregate amount of its common stock. As a result of the new ATM offering, $9,452 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the nine months ended September 30, 2023, the Company sold 15,655,594 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $159.1 million. In connection with such sales, the Company paid a total of $3.2 million in sales agent commissions.

For the nine months ended September 30, 2023, 1,289,032 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $13.0 million.

As of September 30, 2023, there were 100,000,000 shares of common stock authorized, of which 71,990,607 shares were issued and outstanding.

6.	PREFERRED STOCK

As of September 30, 2023, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding and 1,110,993 shares of Series D Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Series C Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accrued but unpaid dividends, if any. At any time on or after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

The Company has elected the FVO under ASC 825 for its Series C Term Preferred Stock. Accordingly, the Series C Term Preferred Stock is measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the nine months ended September 30, 2023 is $1.4 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the nine months ended September 30, 2023 is ($3.3) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Preferred Stock

The Company has accounted for its Series D Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Series D Preferred Stock will be redeemed.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to 1,900,000 shares of Series C Term Preferred Stock and 2,500,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $47.5 million and $62.5 million, respectively.

Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively (in each case, exclusive of any shares of such preferred stock previously sold pursuant to the ATM offering).

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched a new ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively.

For the nine months ended September 30, 2023, the Company sold 20,056 shares of its Series D Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $0.4 million. In connection with such sales, the Company paid a total of $8,385 in sales agent commissions.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of September 30, 2023, there were $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

The Series 2028 Notes, Series 2029 Notes and Series 2031 Notes will mature on April 30, 2028, January 31, 2029 and March 31, 2031, respectively. 100% of the aggregate principal amount for the Unsecured Notes are payable at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option. The Company may redeem the Series 2029 Notes and the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after January 31, 2025 and March 29, 2024, respectively.

The Company has accounted for its Unsecured Notes utilizing the FVO under ASC 825.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to market risk for the nine months ended September 30, 2023 is $0.6 million, $1.3 million and $1.1 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the nine months ended September 30, 2023 is $0.5 million, ($1.0) million and ($0.8) million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2023; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the nine months ended September 30, 2023.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of September 30, 2023, and as of December 31, 2022:

Asset Coverage of Preferred Stock and Debt Securities
	As of	As of
	September 30, 2023	Decmeber 31, 2022
Total assets	$922,557,437	$760,152,908
Less liabilities and indebtedness not represented by senior securities	(29,166,233)	(39,400,026)
Net total assets and liabilities	$893,391,204	$720,752,882

Preferred Stock	$82,088,650	$81,587,250
Unsecured Notes	170,523,800	170,523,800
	$252,612,450	$252,111,050

Asset coverage of preferred stock (1)	354%	286%
Asset coverage of debt securities (2)	524%	423%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

On December 5, 2022, the Company and certain other accounts managed by the Adviser entered into a joint venture (the “BDC JV”) with an unaffiliated business development company (the “BDC Partner”). The BDC JV acquires interests in loans to middle market companies that have been previously originated by the BDC Partner. The BDC JV’s partners have collectively committed to invest an aggregate of $171.4 million in the BDC JV, which amount consists of a $11.5 million commitment from the Company, a $138.5 million commitment from funds managed by the Advisor and a $21.4 million commitment from the BDC Partner.  As of September 30, 2023, the Company has made $5.7 million in capital contributions to the BDC JV and has a remaining unfunded commitment of $5.8 million. The Company’s commitment to invest in the BDC JV is scheduled to terminate on June 5, 2026.

As of September 30, 2023, the Company had total unfunded commitments, which could be extended at the option of the borrower, of $13.5 million arising from ABS, CFO debt, CFO equity and corporate bond investments. As of September 30, 2023, the Company recorded $4,447 in unrealized depreciation on unfunded commitments relating to CFO debt investments which is reflected in the Consolidated Statement of Operations within net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”) related to FASB ASC Topic 848 Reference Rate Reform– Facilitation of the Effects of Reference Rate Reform. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The Company has fully adopted the provisions of ASU 2020-04, which did not have a material impact on the Company’s consolidated financial statements and related disclosures.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. The Company is currently evaluating the impact, if any, of applying ASU 2022-03.

12.	SUBSEQUENT EVENTS

On October 31, 2023, the Company paid a distribution of $0.16 per share on its common stock, consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share, to holders of record as of October 11, 2023. Additionally, on November 8, 2023, the Company declared three separate distributions of $0.16 per share on its common stock, with each distribution consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share. The distributions are payable on each of January 31, 2024, February 29, 2024 and March 28, 2024 to holders of record as of January 11, 2024, February 9, 2024 and March 8, 2024, respectively.

On October 31, 2023, the Company paid a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock to holders of record as of October 11, 2023. Additionally, on November 8, 2023, the Company declared three separate distributions of $0.135417 per share of its Series C Term Preferred Stock. The distributions are payable on each of January 31, 2024, February 29, 2024 and March 28, 2024 to holders of record as of January 11, 2024, February 9, 2024 and March 8, 2024, respectively.

On October 31, 2023, the Company paid a monthly distribution of $0.140625 per share on its Series D Preferred Stock to holders of record as of October 11, 2023. Additionally, on November 8, 2023, the Company declared three separate distributions of $0.140625 per share of its Series D Preferred Stock. The distributions are payable on each of January 31, 2024, February 29, 2024 and March 28, 2024 to holders of record as of January 11, 2024, February 9, 2024 and March 8, 2024, respectively.

For the period from October 1, 2023 to November 10, 2023, the Company sold 1,839,726 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $17.9 million. In connection with such sales, the Company paid a total of $0.3 million in sales agent commissions.

For the period from July 1, 2023 to November 10, 2023, the Company sold 26,822 shares of its Series D Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $0.5 million. In connection with such sales, the Company paid a total of $10,730 in sales agent commissions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2023

(Unaudited)

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2023 was $8.98 to $9.08.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the nine months ended September 30, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value at beginning of period	$9.07	$13.39	$11.18	$10.59	$12.40
Net investment income (1)(2)	1.02	1.53	1.31	1.15	1.34
6.75% SeriesD Preferred Stock distributions(2)	(0.02)	(0.04)	-	-	-
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2)(3)	0.33	(4.39)	2.65	0.49	(1.29)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.07	0.69	(0.02)	0.01	(0.08)
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	1.40	(2.21)	3.94	1.65	(0.03)
Common stock distributions from net investment income (4)	(1.38)	(2.37)	(1.64)	(0.26)	(1.40)
Common stock distributions from net realized gains on investments(4)	-	-	-	-	-
Common stock distributions from tax return of capital (4)	-	-	-	(1.06)	(1.00)
Total common stock distributions declared to stockholders (4)	(1.38)	(2.37)	(1.64)	(1.32)	(2.40)
Common stock distributions based on weighted average shares impact (5)	-	(0.13)	(0.04)	0.02	-
Total common stock distributions	(1.38)	(2.50)	(1.68)	(1.30)	(2.40)
Effect of other comprehensive income (2)(6)	(0.08)	0.15	(0.08)	0.05	(0.10)
Effect of paid-in capital contribution (2)	-	-	-	-	-
Effect of shares issued (7)	0.35	0.32	0.06	0.20	0.77
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.05)	(0.08)	(0.03)	(0.02)	(0.07)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	-	0.01	0.02
Net effect of shares issued	0.32	0.24	0.03	0.19	0.72
Net asset value at end of period	$9.33	$9.07	$13.39	$11.18	$10.59
Per share market value at beginning of period	$10.12	$14.00	$10.09	$14.61	$14.21
Per share market value at end of period	$10.15	$10.12	$14.00	$10.09	$14.61
Total return (8)	20.60%	-11.60%	51.60%	-19.76%	20.15%
Shares of common stock outstanding at end of period	71,990,607	55,045,981	37,526,810	32,354,890	28,632,119

Ratios and Supplemental Data:
Net asset value at end of period	$671,384,693	$499,265,764	$502,304,335	$361,660,688	$303,272,860
Ratio of expenses to average net assets (9)(10)	8.61%	9.94%	9.71%	10.56%	10.00%
Ratio of net investment income to average net assets (9)(10)	14.62%	13.80%	9.90%	13.44%	10.64%
Portfolio turnover rate (11)	16.91%	30.19%	51.56%	52.80%	34.83%
Asset coverage of preferred stock	354%	286%	313%	354%	279%
Asset coverage of debt securities	524%	423%	534%	534%	476%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6 2014 to December 31, 2014
Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00
Net investment income (1)(2)	1.59	1.88	2.14	1.89	0.32
6.75% Series D Preferred Stock distributions (2)	-	-	-	-	-
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2)(3)	(3.92)	(0.12)	3.88	(4.85)	(0.62)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.06	-	-	-	-
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.27)	1.76	6.02	(2.96)	(0.30)
Common stock distributions from net investment income (4)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)
Common stock distributions from net realized gains on investments (4)	-	-	-	-	-
Common stock distributions from tax return of capital (4)	(0.89)	(0.05)	-	(0.87)	-
Total common stock distributions declared to stockholders (4)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)
Common stock distributions based on weighted average shares impact (5)	0.01	-	-	-	-
Total common stock distributions	(2.39)	(2.65)	(2.40)	(2.40)	(0.55)
Effect of other comprehensive income (2)(6)	0.06	-	-	-	-
Effect of paid-in capital contribution (2)	0.06	-	-	-	-
Effect of shares issued (7)	0.29	0.27	0.18	-	-
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.12)	(0.11)	(0.04)	-	(0.07)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.02	-	-	-
Net effect of shares issued	0.17	0.18	0.14	-	(0.07)
Net asset value at end of period	$12.40	$16.77	$17.48	$13.72	$19.08
Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$14.21	$18.81	$16.71	$16.43	$20.10
Total return (8)	-13.33%	29.45%	17.42%	-8.12%	0.85%
Shares of common stock outstanding at end of period	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:
Net asset value at end of period	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (9)(10)	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (9)(10)	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (11)	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	246%	268%	286%	365%	N/A
Asset coverage of debt securities	477%	537%	722%	1028%	N/A

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock preferred stockholders, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock are reflected in net investment income, and totaled ($0.04) and ($0.00) per share of common stock, respectively, for the nine months ended September 30, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.

(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.

(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.

(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

(7)	Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.

(9)	Ratios for the nine months ended September 30, 2023 and the period from October 6, 2014 to December 31, 2014 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the nine months ended September 30, 2023 include excise tax refund of -0.12%.

(10)	Ratios for the nine months ended September 30, 2023 and the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and the Unsecured Notes of 2.38%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distributions to the Series D Preferred Stock stockholders for the nine months ended September 30, 2023 and the years ended December 31, 2022 and December 31, 2021 of 0.32%, 0.37% and 0.03%, respectively, of average net assets.

(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the nine months ended September 30, 2023
Preferred Stock	$82,088,650	$88.42	$25	$21.18
Unsecured Notes	$170,523,800	$5,239.10	N/A	$22.54

For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25
Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48
Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECC PRD) and(b) $25 principal amount of the Unsecured Notes (NYSE: ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was listed on the NYSE.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.